UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2006

RAMCO-GERSHENSON PROPERTIES TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10093	13-6908486
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan		48334
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-350-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 26, 2006, Joel Gershenson notified Ramco-Gershenson Properties Trust (the "Company") of his decision to resign from the Company’s Board of Trustees, effective as of June 14, 2006, the date currently planned for the Company’s annual meeting of shareholders. Mr. Gershenson is currently the Chairman of the Board of Trustees and serves on the Company’s Executive Committee in his capacity as director.

A copy of the press release, dated April 27, 2006, issued by the Company announcing the foregoing is filed as Exhibit 99.1 to this report and is incorporated and included herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed with this Form 8-K:

Exhibit 99.1

Press release dated April 27, 2006, entitled "Ramco-Gershenson Announces the Pending Resignation of Joel Gershenson from Its Board of Trustees."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

April 27, 2006	By:	Dennis E. Gershenson

Name: Dennis E. Gershenson
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 27, 2006, entitled "Ramco-Gershenson Announces the Pending Resignation of Joel Gershenson From Its Board of Trustees."